SLM Student Loan Trust 2002-4
Quarterly Servicing Report

Report Date:                     8/31/2002                                     Reporting Period:  7/9/02-8/31/02

--------------------------------------------------------------------------------------------------------------------------------
I.    Deal Parameters
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
      Student Loan Portfolio Characteristics                               5/6/2002             Activity           8/31/2002
--------------------------------------------------------------------------------------------------------------------------------
   A  i    Portfolio Balance                                          $ 1,477,360,738.22   $ (71,526,393.98)  $ 1,405,834,344.24
      ii   Interest to be Capitalized                                      25,781,401.79                           24,858,533.05

                                                                      ------------------                      ------------------
      iii  Total Pool                                                 $ 1,503,142,140.01                      $ 1,430,692,877.29
      iv   Specified Reserve Account Balance                                3,757,855.00                            3,576,732.19
                                                                      ------------------                      ------------------
      v    Total Adjusted Pool                                         $1,506,899,995.01                      $ 1,434,269,609.48
                                                                      ==================                      ==================

   B  i    Weighted Average Coupon (WAC)                                           5.763%                                  3.889%
      ii   Weighted Average Remaining Term                                        123.85                                  121.30
      iii  Number of Loans                                                       412,296                                 397,887
      iv   Number of Borrowers                                                   223,656                                 217,018
      v    Aggregate Outstanding Principal Balance - T-Bill              $324,909,285.07                         $309,198,319.19
      vi   Aggregate Outstanding Principal Balance - Commercial Paper  $1,178,232,854.94                       $1,121,494,558.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of                                      % of
      Notes and Certificates            Spread       Balance 7/09/02      O/S Securities      Balance 9/16/02       O/S Securities
------------------------------------------------------------------------------------------------------------------------------------
   C  i    A-1 Notes       78442GDU7    0.000%      $  337,000,000.00          21.991%      $  255,022,584.83             17.582%
      ii   A-2 Notes       78442GDV5    0.030%         397,000,000.00          25.906%         397,000,000.00             27.370%
      iii  A-3 Notes       78442GDW3    0.080%         280,000,000.00          18.271%         280,000,000.00             19.304%
      iv   A-4 Notes       78442GDX1    0.140%         472,480,000.00          30.832%         472,480,000.00             32.574%
      v    B Notes         78442GDY9    0.360%          45,973,000.00           3.000%          45,973,000.00              3.170%

------------------------------------------------------------------------------------------------------------------------------------
      vi   Total Notes                              $1,532,453,000.00         100.000%      $1,450,475,584.83            100.000%
====================================================================================================================================




------------------------------------------------------------------------------------------------------------------------------------
      Reserve Account                                       7/9/2002                              9/16/2002
------------------------------------------------------------------------------------------------------------------------------------
   D  i    Required Reserve Acct Deposit (%)                0.25%                                   0.25%
      ii   Reserve Acct Initial Deposit ($)         $    3,757,855.00
      iii  Specified Reserve Acct Balance ($)                      --                        $   3,576,732.19
      iv   Reserve Account Floor Balance ($)        $    1,503,142.00                        $   1,503,142.00
      v    Current Reserve Acct Balance ($)         $    3,757,855.00                        $   3,576,732.19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
II. 2002-4        Transactions from:                                5/6/2002             through:                    8/31/2002
------------------------------------------------------------------------------------------------------------------------------------
        A         Student Loan Principal Activity

                  i           Regular Principal Collections                                                     $51,891,697.99
                  ii          Principal Collections from Guarantor                                                  814,084.96
                  iii         Principal Reimbursements                                                           27,218,442.44
                  iv          Other System Adjustments                                                                    0.00
                                                                                                      -------------------------
                  v           Total Principal Collections                                                       $79,924,225.39

        B         Student Loan Non-Cash Principal Activity

                  i           Other Adjustments                                                                 $   364,510.51
                  ii          Capitalized Interest                                                               (8,762,341.92)
                                                                                                      -------------------------
                  iii         Total Non-Cash Principal Activity                                                 $(8,397,831.41)

                  -------------------------------------------------------------------------------------------------------------
        C         Total Student Loan Principal Activity                                                         $71,526,393.98
                  -------------------------------------------------------------------------------------------------------------

        D         Student Loan Interest Activity

                  i           Regular Interest Collections                                                      $ 8,731,142.33
                  ii          Interest Claims Received from Guarantors                                               11,721.23
                  iii         Collection Fees                                                                         3,599.91
                  iv          Late Fee Reimbursements                                                               193,615.72
                  v           Interest Reimbursements                                                               346,774.65
                  vi          Other System Adjustments                                                                    0.00
                  vii         Special Allowance Payments                                                                  0.00
                  viii        Subsidy Payments                                                                            0.00
                                                                                                      -------------------------

                  ix          Total Interest Collections                                                        $ 9,286,853.84

        E         Student Loan Non-Cash Interest Activity

                  i           Interest Accrual Adjustment                                                      ($   302,561.26)
                  ii          Capitalized Interest                                                                8,762,341.92
                                                                                                      -------------------------
                  iii         Total Non-Cash Interest Adjustments                                               $ 8,459,780.66

                  -------------------------------------------------------------------------------------------------------------
        F         Total Student Loan Interest Activity                                                          $17,746,634.50
                  -------------------------------------------------------------------------------------------------------------

       G.         Non-Reimbursable Losses During Collection Period                                              $           --
       H.         Cumulative Non-Reimbursable Losses to Date                                                    $           --
                  -------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
III. 2002-4  Collection Account Activity     05/06/2002  through       08/31/2002
-------------------------------------------------------------------------------------------
      A      Principal Collections
             i    Principal Payments Received-Cash                           $23,151,376.17
             ii   Cash Consolidation Principal Payments                      $29,554,406.78
             iii  Cash Forwarded by Administrator on behalf of Seller          1,046,123.69
             iv   Cash Forwarded by Administrator on behalf of Servicer            1,167.34
             v    Cash Forwarded by Administrator for Consolidation Activity  26,171,151.41
                                                                             --------------
             vi   Total Principal Collections                                $79,924,225.39

      B      Interest Collections

             i    Interest Payments Received-Cash                            $ 8,331,304.79
             ii   Cash Consolidation Interest Payments                       $   411,558.77
             iii  Cash Forwarded by Administrator on behalf of Seller             10,192.20
             iv   Cash Forwarded by Administrator on behalf of Servicer            1,097.31
             v    Cash Forwarded by Administrator for Consolidation Activity     335,485.14
             vi   Collection Fees                                                  3,599.91
             vii  Cash Forwarded by Administrator for Late Fee Activity          193,615.72
                                                                             --------------
             viii Total Interest Collections                                 $ 9,286,853.84

      C      Other Reimbursements                                                 10,379.37

      D      Administrator Account Investment Income                              85,888.20

      E      Return funds borrowed for previous distribution                 $           --

             TOTAL FUNDS RECEIVED                                            $89,307,346.80
             LESS FUNDS PREVIOUSLY REMITTED:
                                 Servicing Fees                             ($   810,657.93)


-------------------------------------------------------------------------------------------
      F      TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                   $88,496,688.87
-------------------------------------------------------------------------------------------

      G      Servicing Fees Due for Current Period                           $ 1,074,121.06

               Less: Servicing ADJ [A iv + B iv]                             $    (2,264.65)

      H      Carryover Servicing Fees Due                                    $           --

      I      Administration Fees Due                                         $    20,000.00

-------------------------------------------------------------------------------------------
      J      Total Fees Due for Period                                       $ 1,091,856.41
-------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
IV.  2002-4        Portfolio Characteristics
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Weighted Avg Coupon    # of Loans              %                 Principal Amount                  %
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATUS                 5/6/2002 8/31/2002 5/6/2002 8/31/2002 5/6/2002 8/31/2002    5/6/2002         8/31/2002    5/6/2002 8/31/2002
------------------------------------------------------------------------------------------------------------------------------------
INTERIM:

 In School

  Current               5.396%   3.465%   138,869   114,357  33.682%   28.741% $ 567,126,497.48  $ 438,475,151.78   38.388%  31.190%

 Grace

  Current               5.391%   3.464%   105,736    59,751  25.646%   15.017% $ 303,699,203.17  $ 236,234,472.10   20.557%  16.804%


------------------------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM           5.391%   3.465%   244,605   174,108  59.328%   43.758% $ 870,825,700.65  $ 674,709,623.88   58.945%  47.994%
------------------------------------------------------------------------------------------------------------------------------------
REPAYMENT
 Active
  Current               6.440%   4.427%    99,937   117,437  24.239%   29.516% $ 401,092,912.38  $ 423,001,855.42   27.149%  30.089%
  31-60 Days Delinquent 6.251%   4.205%     8,905    20,730   2.160%    5.210% $  27,847,500.63  $  55,563,305.83    1.885%   3.952%
  61-90 Days Delinquent 6.248%   4.259%     4,885     7,155   1.185%    1.798% $  14,553,910.92  $  18,944,029.39    0.985%   1.348%
  91-120 Days
        Delinquent      6.133%   4.349%     2,608     4,218   0.633%    1.060% $   6,791,321.43  $  10,633,935.77    0.460%   0.756%
  > 120 Days Delinquent 6.052%   4.196%     6,167    10,963   1.496%    2.755% $  14,496,136.16  $  27,028,858.34    0.981%   1.923%

 Deferment
  Current               5.612%   3.635%    15,703    22,007   3.808%    5.531% $  49,158,215.75  $  66,486,595.00    3.327%   4.729%

 Forbearance
  Current               6.172%   4.244%    29,486    41,102   7.151%   10.330% $  92,595,040.30  $ 129,003,646.55    6.268%   9.176%


------------------------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT         6.104%   4.292%   167,691   223,612   40.672%  56.200% $ 606,535,037.57  $ 730,662,226.30   41.055%  51.973%
------------------------------------------------------------------------------------------------------------------------------------
 Claims in Process(1)   0.000%   4.466%        --       167    0.000%   0.042% $             --  $     462,494.06    0.000%   0.033%
 Aged Claims
        Rejected(2)     0.000%   0.000%        --        --    0.000%   0.000% $             --  $             --    0.000%   0.000%

------------------------------------------------------------------------------------------------------------------------------------
           GRAND TOTAL  5.763%   3.889%   412,296   397,887  100.000% 100.000% $1,477,360,738.22 $1,405,834,344.24 100.000% 100.000%
------------------------------------------------------------------------------------------------------------------------------------

(1) Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2) Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.


----------------------------------------------------------------------------------------------
V.  2002-4                          Portfolio Characteristics by School and Program
----------------------------------------------------------------------------------------------

LOAN TYPE                    WAC          # Loans                 $ Amount               %
---------                 -------         -------            -----------------       ---------
- GSL - Subsidized         3.700%         217,483            $  654,148,015.66         46.531%
- GSL - Unsubsidized       3.687%         142,648               511,659,208.01         36.395%
- PLUS Loans               4.865%          37,108               237,930,859.31         16.925%
- SLS Loans                5.302%             648                 2,096,261.26          0.149%
                          ------          -------            -----------------
- Total                    3.895%         397,887            $1,405,834,344.24        100.000%


SCHOOL TYPE                  WAC          # Loans                 $ Amount               %

-Four Year                 3.850%         287,969            $1,119,272,321.38         79.616%
-Two Year                  3.933%              16                    72,243.03          0.005%
-Technical                 4.123%          42,390               117,513,714.64          8.359%
-Other                     4.032%          67,512               168,976,065.19         12.020%
                          ------          -------            -----------------        --------
- Total                    3.895%         397,887            $1,405,834,344.24        100.000%
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
VI. 2002-4   Expected Interest Calculation and Interest Rate Cap Payments
-------------------------------------------------------------------------------------------------------------

    A        Borrower Interest Accrued During Collection Period                               $ 15,791,953.47
    B        Interest Subsidy Payments Accrued During Collection Period                                  0.00
    C        SAP Payments Accrued During Collection Period                                               0.00
    D        INV  Earnings Accrued for Collection Period (RESERVE, COLLECTION, CAP INT ACTS)        56,390.81
    E        Investment Earnings (ADMINISTRATOR ACCOUNTS)                                           85,888.20
                                                                                              ---------------
    F        Net Expected Interest Collections                                                $ 15,934,232.48


    G        Interest Rate Cap Payments Due to the Trust


                                                                                             ----------------
                                                                                                   Cap
                                                                                             ----------------
             i     Cap Notional Amount                                                             50,000,000

             ii    Libor                                                                              1.85233%
             iii   Cap %                                                                              4.00000%

             iv    Excess Over Cap (ii-iii)                                                           0.00000%

             v     Cap Payments Due to the Trust                                             $           0.00
                                                                                             ----------------


-------------------------------------------------------------------------------------------------------------
VII. 2002-4  Accrued Interest Factors
-------------------------------------------------------------------------------------------------------------

                                                     Accrued
                                                    Int Factor            Accrual Period              Rate
                                                   -----------           ----------------           --------
    A        Class A-1 Interest Rate               0.003550299           (7/9/02-9/16/02)           1.85233%

    B        Class A-2 Interest Rate               0.003607799           (7/9/02-9/16/02)           1.88233%

    C        Class A-3 Interest Rate               0.003703632           (7/9/02-9/16/02)           1.93233%

    D        Class A-4 Interest Rate               0.003818633           (7/9/02-9/16/02)           1.99233%

    E        Class B Interest Rate                 0.004240299           (7/9/02-9/16/02)           2.21233%

-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
VIII. 2002-4   Inputs From Original Data                                                  5/6/02
------------------------------------------------------------------------------------------------------------------------------------
      A        Total Student Loan Pool Outstanding

               i      Portfolio Balance                              $ 1,477,360,738.22
               ii     Interest To Be Capitalized                          25,781,401.79
                                                                      ------------------
               iii    Total Pool                                     $ 1,503,142,140.01
               iv     Specified Reserve Account Balance                    3,757,855.00
                                                                      ------------------
               v      Total Adjusted Pool                            $ 1,506,899,995.01
                                                                      ==================

      B        Total Note and Certificate Factor                          1.00000000000
      C        Total Note Balance                                    $ 1,532,453,000.00



------------------------------------------------------------------------------------------------------------------------------------
      D        Note Balance       7/9/2002         Class A-1        Class A-2         Class A-3         Class A-4          Class B
------------------------------------------------------------------------------------------------------------------------------------
               i     Current Factor              1.0000000000      1.0000000000      1.0000000000      1.0000000000     1.0000000000
               ii    Expected Note Balance    $337,000,000.00   $397,000,000.00   $280,000,000.00   $472,480,000.00   $45,973,000.00

      E        Note Principal Shortfall       $          0.00   $          0.00   $          0.00   $          0.00   $         0.00
      F        Interest Shortfall             $          0.00   $          0.00   $          0.00   $          0.00   $         0.00

      G        Interest Carryover             $          0.00   $          0.00   $          0.00   $          0.00   $         0.00
------------------------------------------------------------------------------------------------------------------------------------

      H        Reserve Account Balance                                  $ 3,757,855.00
      I        Unpaid Primary Servicing Fees from Prior Month(s)        $         0.00
      J        Unpaid Administration fees from Prior Quarter(s)         $         0.00
      K        Unpaid Carryover Servicing Fees from Prior Quarter(s)    $         0.00
      L        Interest Due on Unpaid Carryover Servicing Fees          $         0.00

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
IX. 2002-4     Waterfall for Distributions
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Remaining
                                                                                                                   Funds Balance
                                                                                                                   --------------
    A          Total Available Funds (Sections III-F + VI-D +VI-G-v + X-G-vii)           $88,734,202.49            $88,734,202.49

    B          Primary Servicing Fees-Current Month                                      $ 1,071,856.41            $87,662,346.08

    C          Administration Fee                                                        $    20,000.00            $87,642,346.08

    D          Noteholder's Interest Distribution Amount

               i     Class A-1                                                           $ 1,196,450.76            $86,445,895.32
               ii    Class A-2                                                           $ 1,432,296.20            $85,013,599.12
               iii   Class A-3                                                           $ 1,037,016.96            $83,976,582.16
               iv    Class A-4                                                           $ 1,804,227.72            $82,172,354.44
               v     Class B                                                             $   194,939.27            $81,977,415.17
                                                                                         --------------
               vi    Total Noteholder's Interest Distribution                            $ 5,664,930.91

    E          Noteholder's Principal Distribution Amount Paid

               i     Class A-1                                                            $81,977,415.17           $         0.00
               ii    Class A-2                                                            $         0.00           $         0.00
               iii   Class A-3                                                            $         0.00           $         0.00
               iv    Class A-4                                                            $         0.00           $         0.00
               v     Class B                                                              $         0.00           $         0.00
                                                                                          --------------
               vi    Total Noteholder's Principal Distribution                            $81,977,415.17

    F          Increase to the Specified Reserve Account Balance                          $         0.00           $         0.00

    G          Floating Rate Swap Payment Reimbursement                                   $         0.00           $         0.00

    H          Carryover Servicing Fees                                                   $         0.00           $         0.00

    I          Noteholder's Interest Carryover

               i     Class A-1                                                            $         0.00           $         0.00
               ii    Class A-2                                                            $         0.00           $         0.00
               iii   Class A-3                                                            $         0.00           $         0.00
               iv    Class A-4                                                            $         0.00           $         0.00
               v     Class B                                                              $         0.00           $         0.00
                                                                                          --------------
               vi    Total Noteholder's Interest Carryover                                $         0.00           $         0.00

    J          Excess to Reserve Account                                                  $         0.00           $         0.00

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
X. 2002-4   Distributions
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
    A       Distribution Amounts                            Class A-1      Class A-2       Class A-3       Class A-4       Class B
------------------------------------------------------------------------------------------------------------------------------------
            i      Quarterly Interest Due               $ 1,196,450.76   $1,432,296.20   $1,037,016.96   $1,804,227.72   $194,939.27
            ii     Quarterly Interest Paid                1,196,450.76    1,432,296.20   $1,037,016.96   $1,804,227.72    194,939.27
                                                        --------------   -------------   -------------   -------------   -----------
            iii    Interest Shortfall                   $         0.00   $        0.00   $        0.00   $        0.00   $      0.00

            iv     Interest Carryover Due               $         0.00   $        0.00   $        0.00   $        0.00   $      0.00
            v      Interest Carryover Paid                        0.00            0.00            0.00            0.00          0.00
                                                        --------------   -------------   -------------   -------------   -----------
            vi     Interest Carryover                   $         0.00   $        0.00   $        0.00   $        0.00   $      0.00


            vii    Quarterly Principal Due              $98,183,390.52   $        0.00   $        0.00   $        0.00   $      0.00
            viii   Quarterly Principal Paid              81,977,415.17            0.00            0.00            0.00          0.00
                                                        --------------   -------------   -------------   -------------   -----------
            ix     Quarterly Principal Shortfall        $16,205,975.35   $        0.00   $        0.00   $        0.00   $      0.00

------------------------------------------------------------------------------------------------------------------------------------
            x      Total Distribution Amount            $83,173,865.93   $1,432,296.20   $1,037,016.96   $1,804,227.72   $194,939.27
------------------------------------------------------------------------------------------------------------------------------------

    B       Principal Distribution Reconciliation

            i      Notes Outstanding Principal Balance  8/31/02                      $ 1,532,453,000.00
            ii     Adjusted Pool Balance     8/31/02                                   1,434,269,609.48
                                                                                     ------------------
            iii    Adjusted Pool Exceeding Notes Balance (i-ii)                      $    98,183,390.52
                                                                                     ==================

            iv     Adjusted Pool Balance     5/6/02                                  $ 1,506,899,995.01
            v      Adjusted Pool Balance     8/31/02                                   1,434,269,609.48
                                                                                     ------------------
            vi     Current Principal Due (iv-v)                                      $    72,630,385.53
            vii    Notes Issued Exceeding Adjusted Pool Balance                           25,553,004.99
                                                                                     ------------------
            viii   Principal Distribution Amount (vi + vii)                          $    98,183,390.52
                                                                                     ==================

            ix     Principal Distribution Amount Paid                                $    81,977,415.17

            x      Principal Shortfall (viii - ix)                                   $    16,205,975.35

    C              Total Principal Distribution                                      $    81,977,415.17
    D              Total Interest Distribution                                             5,664,930.91
                                                                                     ------------------
    E              Total Cash Distributions                                          $    87,642,346.08

            -------------------------------------------------------------------------------------------------------------
    F       Note Balances                                                      7/9/2002                     9/16/2002
            -------------------------------------------------------------------------------------------------------------
            i      A-1 Note Balance           78442GDU7                    $ 337,000,000.00              $ 255,022,584.83
                   A-1 Note Pool Factor                                        1.0000000000                  0.7567435752

            ii     A-2 Note Balance           78442GDV5                    $ 397,000,000.00              $ 397,000,000.00
                   A-2 Note Pool Factor                                        1.0000000000                  1.0000000000

            iii    A-3 Note Balance           78442GDW3                    $ 280,000,000.00              $ 280,000,000.00
                   A-3 Note Pool Factor                                        1.0000000000                  1.0000000000

            iv     A-4 Note Balance           78442GDX1                    $ 472,480,000.00              $ 472,480,000.00
                   A-4 Note Pool Factor                                        1.0000000000                  1.0000000000

            v      B Note Balance             78442GDY9                     $ 45,973,000.00              $  45,973,000.00
                   B Note Pool Factor                                          1.0000000000                  1.0000000000
            -------------------------------------------------------------------------------------------------------------
    G       Reserve Account Reconciliation
            i      Beginning of Period Balance                                                           $   3,757,855.00
            ii     Deposits to correct Shortfall                                                         $             --
            iii    Deposits from Excess Servicing                                                        $           0.00
                                                                                                         ----------------
            iv     Total Reserve Account Balance Available                                               $   3,757,855.00
            v      Required Reserve Account Balance                                                      $   3,576,732.19

            vi     Shortfall Carried to Next Period                                                      $             --
            vii    Excess Reserve - Release to Waterfall                                                 $     181,122.81
            viii   Ending Reserve Account Balance                                                        $   3,576,732.19
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
XI. 2002-4              Historical Pool Information
-------------------------------------------------------------------------------------------------------------


                                                                                 ----------------------------
                                                                                       7/9/02-8/31/02
           --------------------------------------------------------------------------------------------------
           Beginning Student Loan Portfolio Balance                                      $  1,477,360,738.22
           --------------------------------------------------------------------------------------------------
                        Student Loan Principal Activity

                        i       Regular Principal Collections                            $     51,891,697.99
                        ii      Principal Collections from Guarantor                              814,084.96
                        iii     Principal Reimbursements                                       27,218,442.44
                        iv      Other System Adjustments                                                  --
                                                                                 ----------------------------
                        v       Total Principal Collections                              $     79,924,225.39

                        Student Loan Non-Cash Principal Activity

                        i       Other Adjustments                                        $        364,510.51
                        ii      Capitalized Interest                                           (8,762,341.92)
                                                                                 ----------------------------
                        iii     Total Non-Cash Principal Activity                        $     (8,397,831.41)

           --------------------------------------------------------------------------------------------------
               (-)      Total Student Loan Principal Activity                            $     71,526,393.98
           --------------------------------------------------------------------------------------------------

                        Student Loan Interest Activity

                        i       Regular Interest Collections                             $      8,731,142.33
                        ii      Interest Claims Received from Guarantors                           11,721.23
                        iii     Collection Fees                                                     3,599.91
                        iv      Late Fee Reimbursements                                           193,615.72
                        v       Interest Reimbursements                                           346,774.65
                        vi      Other System Adjustments                                                  --
                        vii     Special Allowance Payments                                                --
                        viii    Subsidy Payments                                                          --
                                                                                 ----------------------------
                        ix      Total Interest Collections                                $     9,286,853.84

                        Student Loan Non-Cash Interest Activity

                        i       Interest Accrual Adjustment                               $      (302,561.26)
                        ii      Capitalized Interest                                            8,762,341.92
                                                                                 ----------------------------
                        iii     Total Non-Cash Interest Adjustments                       $     8,459,780.66
                                                                                 ----------------------------
                        Total Student Loan Interest Activity                              $    17,746,634.50

               (=)      Ending Student Loan Portfolio Balance                             $ 1,405,834,344.24
           --------------------------------------------------------------------------------------------------
               (+)      Interest to be Capitalized                                        $    24,858,533.05
           --------------------------------------------------------------------------------------------------


           --------------------------------------------------------------------------------------------------
               (=)      TOTAL POOL                                                        $ 1,430,692,877.29
           --------------------------------------------------------------------------------------------------


           --------------------------------------------------------------------------------------------------
               (+)      Reserve Account Balance                                           $     3,576,732.19
           --------------------------------------------------------------------------------------------------


           --------------------------------------------------------------------------------------------------
               (=)      Total Adjusted Pool                                               $ 1,434,269,609.48
           --------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
XII. 2002-4                        Payment History and CPRs
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                  Distribution            Actual             Since Issued
                      Date             Pool Balances            CPR *

                     Sep-02           $ 1,430,692,877            12.31%














   * "Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

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